UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2020

______________

Dolphin Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

______________

Florida	001-38331	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

 (Address of Principal Executive Offices) (Zip Code)

(305) 774-0407

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market
Warrants to purchase Common Stock, $0.015 par value per share	DLPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 14, 2020, Dolphin Entertainment, Inc. (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it had regained compliance under Nasdaq Listing Rule 5250(c)(1). On July 9, 2020, the Company had received a letter from Nasdaq notifying them that it had violated Rule 5250(c)(1) because the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”) with the Securities and Exchange Commission (the “SEC”). As previously disclosed on June 30, 2020 on Form 12b-25, as amended, the Quarterly Report could not be filed by its June 29, 2020 deadline without unreasonable effort and expense because additional time was required by Company’s management to prepare the calculations of fair value for certain derivative instruments and freestanding financial instruments.

In its initial letter, Nasdaq stated that the Company had until September 7, 2020 to submit a plan to regain compliance. If Nasdaq accepted the Company’s plan, it could then grant an exception of up to 180 calendar days from the Quarterly Report’s due date, or until January 5, 2021, to regain compliance. If Nasdaq did not accept the Company's plan, the Company would have had the opportunity to appeal that decision to a Nasdaq Hearings Panel and to request a further stay pending the appeal. Nasdaq’s letter has had no immediate effect on the listing or trading of the Company's common stock on The Nasdaq Global Select Market.

On July 13, 2020, the Company filed the Quarterly Report with the SEC and subsequently received a close-out letter from Nasdaq on July 14, 2020, which alerted the Company that it had regained compliance under Rule 5250(c)(1).

A copy of the press release announcing the July 9, 2020 and July 14, 2020 Nasdaq notifications is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release issued by Dolphin Entertainment, Inc. dated July 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: July 15, 2020	By:	/s/ Mirta A. Negrini
	Name:	Mirta A. Negrini
	Title:	Chief Financial and Operating Officer